UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2014

NATURAL RESOURCE PARTNERS L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson, Suite 3600

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 751-7507

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in the Current Report on Form 8-K filed by Natural Resource Partners L.P. (“NRP”) on November 14, 2014 (the “Original 8-K”), on November 12, 2014, NRP Oil and Gas LLC, a wholly owned subsidiary of NRP (“NRP Oil and Gas”) completed the acquisition of non-operated working interests in oil and gas assets in the Sanish Field in the Williston Basin from an affiliate of Kaiser-Francis Oil Company.

Pursuant to an Interest Purchase Agreement (the “Purchase Agreement”) by and among NRP Oil and Gas, Kaiser-Whiting, LLC (“Kaiser LLC”) and the owners thereof named in the Purchase Agreement dated as of October 5, 2014, NRP Oil and Gas purchased a 40% member interest in Kaiser LLC for a purchase price of $339 million, subject to customary post-closing purchase price adjustments, on November 12, 2014. Effective November 13, 2014, NRP Oil and Gas withdrew as a member of Kaiser LLC, and an undivided 40% interest in Kaiser LLC’s assets was distributed out of Kaiser LLC and assigned directly to NRP Oil and Gas.

This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the audited combined statements of revenues and direct operating expenses of the acquired properties for the year ended December 31, 2013, the unaudited combined statements of revenues and direct operating expenses of the acquired properties for the nine months ended September 30, 2014 and 2013, and the unaudited pro forma condensed consolidated financial statements of Natural Resource Partners L.P. as of September 30, 2014 and for the year ended December 31, 2013 and the nine months ended September 30, 2014 and 2013.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The combined statements of revenues and direct operating expenses of properties acquired by NRP from Kaiser LLC for the year ended December 31, 2013 and for the nine months ended September 30, 2014 and 2013 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial statements of NRP as of September 30, 2014 and for the year ended December 31, 2013 and for the nine months ended September 30, 2014 and 2013, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1*	Interest Purchase Agreement, by and among NRP Oil and Gas LLC, Kaiser-Whiting, LLC and the Owners of Kaiser-Whiting, LLC dated as of October 5, 2014 (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed on October 6, 2014).

23.1	Consent of HoganTaylor LLP.

99.1	Combined Statements of Revenues and Direct Operating Expenses of Properties Acquired by Natural Resource Partners L.P. from Kaiser-Whiting, LLC for the year ended December 31, 2013 and for the nine months ended September 30, 2014 and 2013.

99.2	Unaudited pro forma condensed consolidated financial statements of Natural Resource Partners L.P. as of September 30, 2014 and for the year ended December 31, 2013 and the nine months ended September 30, 2014 and 2013.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.
(Registrant)

By:	NRP (GP) LP its General Partner

By:	GP Natural Resource Partners LLC its General Partner

/s/ Kathryn S. Wilson Kathryn S. Wilson Vice President and General Counsel

Dated: January 26, 2015

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